UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)      February 14, 2007
                                                       -------------------------

                              ESCALADE, INCORPRATED
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Indiana
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                 (State or Other Jurisdiction of Incorporation)

                 0-6996                               13-2739290
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        (Commission File Number)           (IRS Employer Identification No.)


         817 Maxwell Avenue, Indiana                        47711
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   (Address of Principal Executive Offices)              (Zip Code)

                                 (812) 467-1334
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01   Other Events.

On February 14, 2007, the Company issued a press release announcing that it had acquired substantially all of the assets of Trophy Ridge LLC.

Item 9.01 Financial Statements and Exhibits

         (c)      Exhibits

                  Exhibit        Description
                  -------        -----------

                  99.1           Press release dated February 14, 2007


                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1934, Escalade, Incorporated has duly caused this report to be signed on its behalf in Evansville, Indiana by the undersigned hereunto duly authorized.

Date:  February 14, 2007          ESCALADE, INCORPORATED

                                  By: /s/ TERRY D. FRANDSEN
                                      ------------------------------------------
                                      Vice President and Chief Financial Officer

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